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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                          ----------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2005

                          ----------------------------

                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          ----------------------------

            Indiana                      0-24501                  35-2016637
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)

                          ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 30, 2005, Blue River Bancshares, Inc. (the "Registrant") and Union Federal Bank of Indianapolis ("Union Federal") entered into a Second Amendment to Credit Agreement (the "Second Amendment"). The Second Amendment amends the Credit Agreement (the "Credit Agreement"), dated as of November 19, 2003, as amended December 30, 2004 by the First Amendment to Credit Agreement (the "First Amendment"), by and between the Registrant and Union Federal.

      The purposes of the Second Amendment are, to amend the definition of "UBC" in section 1.01(eee) of the Credit Agreement to be "Paramount Bank, f/k/a Unified Banking Company, a federal savings bank" and to amend the Registrant's affirmative covenants to permit its wholly-owned subsidiary Paramount Bank to maintain a non-performing loan ratio as of as of each fiscal quarter end of not more than (i) twenty percent (20%) through and including December 31, 2005, (ii) fifteen percent (15%) from March 31, 2006 through and including December 31, 2006, and (iii) ten percent (10%) at March 31, 2007 and thereafter.

      Other than the Credit Agreement and First Amendment, the Registrant does not have any material relationship with Union Federal, nor is the Registrant aware of any material relationship existing between any of its affiliates and Union Federal.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 31, 2005, Blue River Bancshares, Inc. issued a press release with respect to earnings for the year ended December 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

      The information in this report, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) - (b) Not applicable.

      (c)       Exhibits.

      10.01 Credit Agreement, dated as of November 19, 2003, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31,
            2003).

      10.02 First Amendment to Credit Agreement, dated as of December 30, 2004, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.02 to the Registrant's Current Report on Form 8-K filed with the SEC on January 5, 2005).

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      10.03 Second Amendment to Credit Agreement, dated as of March 30, 2005, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis.

      99.1  Press Release by Blue River Bancshares, Inc. dated March 31, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: April 1, 2005

                                 BLUE RIVER BANCSHARES, INC.

                                 By: /s/ Patrice M. Lima
                                     ------------------------------
                                 Patrice M. Lima
                                 Vice President and Controller

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                                  EXHIBIT INDEX

Exhibit
Number                                    Description
-------                                   -----------
10.01       Credit Agreement, dated as of November 19, 2003, by and between Blue
            River Bancshares, Inc. and Union Federal Bank of Indianapolis
            (Incorporated by reference to Exhibit 10.12 to the Registrant's
            Annual Report on Form 10-KSB for the fiscal year ended December 31,
            2003 filed with the SEC on March 30, 2004).

10.02 First Amendment to Credit Agreement, dated as of December 30, 2004, by and between Blue River Bancshares, Inc. and Union Federal Bank of
            Indianapolis (Incorporated by reference to Exhibit 10.02 to the Registrant's Current Report on Form 8-K filed with the SEC on
            January 5, 2005).

10.03 Second Amendment to Credit Agreement, dated as of March 30, 2005, by and between Blue River Bancshares, Inc. and Union Federal Bank of
            Indianapolis.

99.1        Press Release of Blue River Bancshares, Inc. dated March 31, 2005

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